SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K
                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):
                         February 19, 2002

                      INTERWORLD CORPORATION
__________________________________________________________________
              Exact Name of Registrant as Specified in Its Charter)

                   Commission File No. 000-26925

            Delaware                                13-3818716
_____________________________      ____________________________________
(State or other jurisdiction       (IRS Employer Identification Number)
incorporation)


41 E. 11th Street, 11th Floor
New York, New York 10003
_____________________________________________________________
(Address, including zip code, of Principal Executive Offices)


(212) 699-3630
___________________________________________________
(Registrant's telephone number including area code)

Item 5.  Other Events.

On February 19, 2002, InterWorld Corporation and Titan Ventures L.P. Announced they have entered into an agreement to form a strategic partnership, under which a Titan subsidiary will become the exclusive channel partner for InterWorld products in the Americas and portions of Europe and Asia. Upon the achievement of certain defined milestones, the Titan subsidiary may merge with InterWorld. InterWorld has assigned the licensing revenue under the Titan agreement to J Net Enterprises, Inc., as partial payment towards its secured indebtedness.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits

        (a)  Financial Statements.

             Not applicable.

        (b)  Pro Forma Financial Information.

             Not applicable.

        (c) Exhibits

		99.1.  Press Release dated February 19, 2002.

                                        SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        InterWorld Corporation

                                        By:  /s/ Michael Donahue
                                        _________________________
                                        Name:  Michael Donahue
                                        Title:  Vice Chairman and Chief
                                                Executive Officer

Date:  February 27, 2002